                                 EXHIBIT 10.64

               CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT
                            TO SOUTHTRUST BANK N.A.
                RELATING TO THE ALSTOM POWER RICHMOND BUILDING

               CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT

                            Wells REIT, LLC - VA I
                        (Grantor for indexing purposes)

                                      to

                        Barry L. Musselman, as Trustee

                              For the Benefit of

                     SouthTrust Bank, National Association
                        (Grantee for indexing purposes)

                         Dated:  December 29/th/, 1999


This instrument was prepared by
the attorney described below in
consultation with counsel in the
State in which the Mortgaged Property
is located and, when recorded, the recorded counterparts should be returned to:

Burr & Forman LLP
One Georgia Center - Suite 1200
600 West Peachtree Street
Atlanta, Georgia 30308
Attention: Gary W. Farris, Esq.

Virginia Counsel:
----------------
Robert E. Glenn, IV
Holland & Knight LLP
3110 Fairview Park Drive
Suite 900
Falls Church, Virginia 22042

================================================================================
THIS IS A CREDIT LINE DEED OF TRUST. THE MAXIMUM AGGREGATE PRINCIPAL AMOUNT THAT MAY BE SECURED HEREBY SHALL NOT EXCEED $9,280,000.00. THE FINAL PAYMENT DATE OF THE INDEBTEDNESS SECURED HEREBY IS JULY 10, 2002.

--------------------------------------------------------------------------------
                                   Deed of Trust and Security Agreement - Page 1
                                      Wells REIT LLC - VAI (ABB Office Building)

               Credit Line Deed Of Trust and Security Agreement


     THIS CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT (this "Security Instrument") is entered into on this 29/th/ day of December, 1999, by and between WELLS REIT, LLC - VA I, a Georgia limited liability company, as grantor and debtor, whose address is c/o Wells Real Estate Funds, 6200 Corners Parkway, Suite 250, Norcross, Georgia 30092 (hereinafter referred to as "Borrower" and as "Grantor" for indexing purposes), in favor of BARRY L. MUSSELMAN, a resident of the Commonwealth of Virginia, whose address is c/o SouthTrust Bank, National Association, 951 East Byrd Street, East Tower, Suite 610, Richmond, Virginia 23219 (hereinafter referred to as "Trustee," said term referring always to the named Trustee and his successors in trust), for the use and benefit of SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association ("Grantee" for indexing purposes), whose address is P.O. Box 2554, Attention: Commercial Real Estate, Birmingham, Alabama 35290 (hereinafter referred to as "Lender," said term referring always to the lawful owner and holder of the Secured Obligations (as herein defined)).


                             W i t n e s s e t h:

     Borrower and Lender have entered into a Loan Agreement of even date herewith (as the same might hereafter be extended, renewed, modified, consolidated, substituted, replaced, or restated pursuant to the applicable provisions thereof, the "Loan Agreement") pursuant to which Lender has agreed to make a loan to Borrower in the principal sum of Nine Million Two Hundred Eighty Thousand and No/100 Dollars ($9,280,000.00) in lawful money of the United States of America (the "Loan"), which Loan will be evidenced by a Promissory Note of even date herewith payable by Borrower to the order of Lender in said principal amount (as the same might hereafter be extended, renewed, modified, consolidated, substituted, replaced, restated, or increased, the "Note"), with interest thereon from the date of the Note at the rates set forth in the Note, such principal and interest to be paid in installments as provided in the Loan Agreement and the Note, with the final installment being due and payable on July 10, 2002.

     As a condition precedent to making the Loan, Lender has required that Borrower execute and deliver this Security Instrument as security for the Loan and the other Secured Obligations (as hereinafter defined).


                        Article I - Grants of Security

     NOW THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, and the sum of One Hundred and No/100 Dollars ($100.00) in hand paid, and the other considerations hereinafter mentioned, the receipt and sufficiency whereof are hereby acknowledged, Borrower does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer, and convey to Trustee and Trustee's successors and assigns, the following property, appurtenances, rights, interests, and Lender in, the following property, appurtenances, rights, interests, and estates of Borrower, whether now owned or hereafter acquired by Borrower (all such property, appurtenances, rights, interests, and estates being herein referred to collectively as the "Mortgaged Property"):

________________________________________________________________________________
                                   Deed of Trust and Security Agreement - Page 2
                                    Wells REIT, LLC - VA I (ABB Office Building)

          (a) All tracts, pieces, or parcels of land located in Chesterfield County, Virginia more particularly described in Exhibit A attached hereto and by this reference made a part hereof (the "Land");

          (b) All buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, and improvements of every nature whatsoever now or hereafter erected or located on the Land (the "Improvements");

          (c) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, air rights, and development rights, minerals, flowers, shrubs, crops, trees, timber, and other emblements now or hereafter located on, under, or above the Land or any part or parcel thereof, and all ground leases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, appurtenances, reversions, and remainders whatsoever in any way belonging, relating, or appertaining to the Land and the Improvements or any part thereof, or which hereafter shall in any way belong, relate, or be appurtenant thereto, and all land lying in the bed of any street, road, or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof, and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim, and demand whatsoever, both at law and in equity, of Borrower of, in, and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

          (d) All machinery, equipment, fixtures, appliances, and personal property of every kind and nature whatsoever now or hereafter owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located in, on, or about the Land and the Improvements, or the appurtenances thereof, or used or intended to be used with or in connection with the present or future operation, occupancy, or enjoyment of the Land and the Improvements (including, without limitation, appliances, machinery, equipment, signs, artwork, office furnishings and equipment, all partitions, screens, awnings, shades, blinds, floor coverings, hall and lobby equipment, heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning and communication plants or systems with appurtenant fixtures, vacuum cleaning systems, call or beeper systems, security systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials; all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets), and all building equipment, materials, and supplies of any nature whatsoever now or hereafter located in, on, or about the Land and the Improvements, or the appurtenances thereof, and whether in storage or otherwise, or used or intended to be used with or in connection with the present or future operation, occupancy, or enjoyment of the Land and the Improvements (hereinafter collectively referred to as the "Equipment"), including the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Mortgaged Property is located (the "UCC") superior in priority to the lien of this Security Instrument. In connection with Equipment which is leased to Borrower or which is subject to a lien or security interest which is superior to the lien of this Security Instrument, this Security

________________________________________________________________________________
                                   Deed of Trust and Security Agreement - Page 3
                                    Wells REIT, LLC - VA I (ABB Office Building)

     Instrument shall also cover all right, title and interest of Borrower in and to all deposits, and the benefit of all payments now or hereafter made with respect to such Equipment

          (e) All leases, subleases, subtenancies, licenses, occupancy agreements, and concessions relating to the use and enjoyment of all or any part of the Land or the Improvements heretofore or hereafter entered into whether before or after the filing by or against Borrower of any petition for relief under the United States Bankruptcy Code, 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code"), as the same might be amended from time to time (the "Leases"), and any and all guaranties and other agreements relating to or made in connection with any of the Leases, and all right, title, and interest of Borrower, its successors and assigns therein and thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues, and profits (including oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents"), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Secured Obligations, and all of Borrower's claims and rights to damages and any other remedies in connection with or arising from the rejection of any Lease by the lessee or any trustee, custodian or receiver pursuant to the Bankruptcy Code in the event that there shall be filed by or against the lessee any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect;

          (f) All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, the Improvements, or any of the other Mortgaged Property into cash or liquidated claims, including proceeds of all present and future fire, hazard, or casualty insurance policies and all condemnation awards or payments now or hereafter to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements, or any of the other Mortgaged Property or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud, or concealment of a material fact;

          (g) All rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or hereafter to be received from third parties (including all earnest money deposits) or deposited by Borrower with Lender or third parties (including all utility deposits, accounts for the deposit, collection, and/or disbursement of Rents, and all reserve accounts provided for under any documentation entered into or delivered by Borrower in connection with the Loan), chattel paper, instruments, documents, notes, drafts and letters of credit, which arise from or relate to construction on the Land, to any business now or hereafter to be conducted on the Land, or to the Land and the Improvements generally;

          (h) All franchises, trade names, trademarks, symbols, goodwill, service marks, trade styles, books, records, development and use rights, architectural and

________________________________________________________________________________
                                   Deed of Trust and Security Agreement - Page 4
                                    Wells REIT, LLC - VA I (ABB Office Building)
     engineering plans, specifications and drawings, and as-built drawings, contracts, licenses, approvals, applications, consents, subcontracts, service contracts, management contracts, permits, and other agreements of any nature whatsoever now or hereafter obtained or entered into by Borrower, or any managing agent of the Mortgaged Property on behalf of Borrower, with respect to the use, occupation, development, construction, management, name, and/or operation of the Mortgaged Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Mortgaged Property or any part thereof, including, without limitation, (i) all rights of Borrower to receive moneys due and to become due to it under or in connection with any of the foregoing, (ii) all rights of Borrower to damages arising out of or for a breach or default in respect thereof, and (iii) all rights of Borrower to perform and to exercise all remedies thereunder;

          (i) all rights that Borrower now has or may hereafter acquire, to be indemnified and/or held harmless from any liability, loss, damage, costs or expense (including, without limitation, attorneys' fees and disbursements) relating to the Mortgaged Property or any part thereof;

          (j) All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory; and

          (k) All proceeds of, additions and accretions to, substitutions and replacements for, and any changes in any of the property described above.

     TO HAVE AND TO HOLD the Mortgaged Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender, its successors and assigns, in fee simple forever.

________________________________________________________________________________
                                   Deed of Trust and Security Agreement - Page 5
                                    Wells REIT, LLC - VA I (ABB Office Building)

                       Article II - Obligations Secured

     This Security Instrument and the grants, assignments, and transfers made in
Article I hereof are given for the purpose of securing the following obligations in any order of priority as Lender may determine in its sole discretion (the "Secured Obligations"):

           (a) Payment of all indebtedness evidenced by the Note, including principal, interest, default interest, late charges, prepayment consideration, and other sums, as provided in the Note, and the performance of all other obligations set forth in the Note;

           (b) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement) and the payment of all other sums therein covenanted to be paid;

           (c) Any and all additional advances made by Lender pursuant to this Security Instrument or the other Loan Documents to protect or preserve the Mortgaged Property or the lien or security interest created hereby on the Mortgaged Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Borrower's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Borrower remains the owner of the Mortgaged Property at the time of such advances); and

           (d) Payment and performance of all modifications, amendments, extensions, consolidations, and renewals, however evidenced, of any of the obligations described in (a) through (c) above.


                            Article III - Covenants

     3.01. Payment of Secured Obligations. Borrower will perform, observe and comply with the provisions hereof and of each of the other Loan Documents and duly and punctually will pay to Lender the sum of money expressed in the Note with interest thereon and all other sums required to be paid by the Borrower pursuant to the provisions of this Security Instrument, all without any deduction or credit for taxes or other similar charges paid by the Borrower.

     3.02. Incorporation by Reference. All the covenants, conditions, and agreements contained in the Loan Agreement, the Note, and all of the other Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     3.03. Warranty of Title. Borrower is lawfully seized of an indefeasible estate in fee simple in the Mortgaged Property hereby conveyed and has good and absolute title to all other Mortgaged Property in which a security interest is herein granted, and Borrower has good right, full power, and lawful authority to sell, convey, and grant a security interest in the same in the manner and form aforesaid. Except for the Permitted Encumbrances described in the Loan Agreement, the Mortgaged Property is free and clear of all liens, charges, and encumbrances whatsoever, including

--------------------------------------------------------------------------------
                                   Deed of Trust and Security Agreement - Page 6
                                    Wells REIT, LLC - VA I (ABB Office Building)
conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Borrower shall and will warrant and forever defend the title thereto unto the Lender, its successors and assigns, against the lawful claims of all persons whomsoever. Borrower shall not acquire any portion of the Mortgaged Property subject to any security interest, conditional sales contract, title retention arrangement, or other charge or lien taking precedence over the security interest and lien of this Security Instrument.

     3.04. Taxes, Utilities, and Other Charges.

     (a) Borrower will pay or cause to be paid, on or before the due date thereof, all taxes, assessments, levies, license fees, permit fees, dues, charges, fines, and impositions (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed, or imposed on, or in respect of, or which might constitute a lien upon the Mortgaged Property, or any part thereof, or any estate, right, or interest therein, or upon the rents, issues, income, or profits thereof, and shall submit to Lender such evidence of the due and punctual payment of all such taxes, assessments, and other fees and charges as Lender might require. Borrower shall have the right, before any such tax, assessment, fee, or charges become delinquent, to contest or object to the amount or validity of any such tax, assessment, fee, or charge by appropriate legal proceedings, provided that said right shall not be deemed or construed in any way as relieving, modifying, or extending Borrower's covenant to pay any such tax, assessment, fee, or charge at the time and in the manner provided herein unless (i) Borrower has given prior written notice to Lender of Borrower's intent to so contest or object, (ii) Borrower shall demonstrate to Lender's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such tax, assessment, fee, or charge prior to final determination of such proceedings, (iii) Borrower shall furnish a good and sufficient bond or surety as requested by and satisfactory to Lender, and (iv) Borrower shall have provided a good and sufficient undertaking as might be required or permitted by law to accomplish a stay of such proceedings.

     (b) Borrower will pay or cause to be paid, on or before the due date thereof, (i) all premiums on policies of insurance covering, affecting, or relating to the Mortgaged Property, as required pursuant to the Loan Agreement,
(ii) all ground rentals, other lease rentals, and other sums, if any, owing by Borrower and becoming due under any lease or rental contract affecting the Mortgaged Property, and (iii) all utility charges that are incurred by Borrower for the benefit of the Mortgaged Property, or which might become a charge or lien against the Mortgaged Property for gas, electricity, water, sewer services, and the like furnished to the Mortgaged Property, and all other public or private assessments or charges of a similar nature affecting the Mortgaged Property or any portion thereof, whether or not the nonpayment of same might result in a lien thereon. Borrower shall submit to Lender such evidence of the due and punctual payment of all such premiums, rentals, and other sums as Lender might require.

     (c) Borrower shall not suffer any mechanic's, materialman's, laborer's, statutory, or other lien (except as expressly permitted by the Loan Agreement) to be created or remain outstanding against the Mortgaged Property; provided that Borrower may contest any such lien in good faith by appropriate legal proceedings provided the lien is bonded off and removed as an encumbrance upon the Mortgaged Property. Lender has not consented and will not consent to the performance of any work or the furnishing of any materials that might be deemed to create a lien or liens against the Mortgaged Property that is superior to the lien and security interest hereof.

--------------------------------------------------------------------------------
                                   Deed of Trust and Security Agreement - Page 7
                                    Wells REIT, LLC - VA I (ABB Office Building)

     (d) Borrower will pay, on or before the due date thereof, all taxes, assessments, charges, expenses, costs, and fees that might now or hereafter be levied upon, or assessed or charged against, or incurred in connection with, the Note, the Secured Obligations, this Security Instrument, or any of the other Loan Documents, including, without limitation, any sales or use tax that might be imposed on Lender with respect to the Secured Obligations (but excluding taxes calculated solely based upon the income derived by Lender from the Secured Obligations). In the event of the passage of any state, federal, municipal, or other governmental law, order, rule, or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds to secure debt or security agreements, or debts secured thereby, or in the manner of collecting such taxes, so as to adversely affect Lender (excluding any tax upon Lender's income derived from the Secured Obligations), Borrower will pay any such tax on or before the due date thereof. If Borrower fails to make such prompt payment or if, in the opinion of Lender, any such state, federal, municipal, or other governmental law, order, rule, or regulation prohibits Borrower from making such payment or would penalize Borrower if Borrower makes such payment, or if, in the opinion of Lender, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire Secured Obligations will, at the option of Lender, become immediately due and payable.

     3.05. Insurance.

     (a) Borrower shall cause the Mortgaged Property at all times during the entire term of this Security Instrument to be insured for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard "all risk" insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Mortgaged Property and owned by Borrower from time to time, without reduction for depreciation, but excluding footings and foundations and parts of the Mortgaged Property to the extent not insurable. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Lender's election, by reference to such indices, appraisals or information as Lender determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation. Each such policy or policies, if so required, shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Lender's reasonable approval.
The premiums for the policies of insurance carried in accordance with this Section shall be paid annually in advance.

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain or cause to be obtained and maintained during the entire term of this Security Instrument the following insurance policies:

           (i) Flood insurance if any part of the Improvements is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount

--------------------------------------------------------------------------------
                                   Deed of Trust and Security Agreement - Page 8
                                    Wells REIT, LLC - VA I (ABB Office Building)
     equal to at least the then full replacement value of the Mortgaged Property or the amount of flood insurance available under said Act, whichever is less;

          (ii) Comprehensive general liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages on an "occurrence basis" with minimum combined single limit coverage of not less than $5,000,000.00;

          (iii) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, sprinkler systems, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder;

          (iv) During the period of any construction of the Improvements or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount reasonably approved by Lender and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration;

          (v) Loss of rents or loss of business income insurance in amounts sufficient to compensate Borrower for all Rents during a period of not less than one (1) year in which the Improvements may be damaged or destroyed; and

          (vi) Such other insurance as may from time to time be reasonably and customarily required by Lender in order to protect its interests in the Mortgaged Property.

     (c) All insurance policies required pursuant to this Section (the "Policies") (i) shall be issued by an insurer satisfactory to Lender in its sole discretion, (ii) shall contain the standard New York mortgagee or equivalent non-contribution clause naming Lender as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Security Instrument without cost to Lender, (iv) a certificate thereof shall be delivered to Lender, (v) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a coinsurer under the Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification or cancellation, and (vi) shall be reasonably satisfactory in form and substance to Lender and shall be reasonably approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Not later than ten (10) days prior to the expiration date of each of the Policies, Borrower shall deliver to Lender satisfactory evidence of the renewal of each Policy.

     (d) Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any Policies and to collect and receive the proceeds from any such Policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Lender as its interest might appear, instead of to Borrower and Lender jointly. If any insurance company fails to disburse directly and solely to Lender but instead disburses either solely to Borrower or to Borrower and Lender jointly, Borrower agrees immediately to endorse and transfer

--------------------------------------------------------------------------------
                                   Deed of Trust and Security Agreement - Page 9
                                    Wells REIT, LLC - VA I (ABB Office Building)
such proceeds to Lender to the extent of Lender's interest therein. Upon the failure of Borrower to endorse and transfer such proceeds as aforesaid, Lender may execute such endorsements or transfers for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender as Borrower's agent and attorney-in-fact so to do. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure. The proceeds of any insurance collected by Lender arising from any casualty affecting the Mortgaged Property shall be applied and disbursed in accordance with, and subject to the conditions of, Section 3.07 of this Security Instrument.

     3.06. Condemnation. Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Mortgaged Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. No taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking) shall limit or otherwise affect Borrower's obligations under the Loan Agreement, this Security Instrument, or any of the other Loan Documents to which Borrower is a party. Lender is authorized, at its option, to commence, appear in, and prosecute, through counsel selected by Lender, in its own or in Borrower's name, any action or proceeding relating to any such condemnation, provided that, if Lender's determines that the compensation, award, or payment or relief to be collected from such action or proceeding will likely be less than the Casualty Benchmark (as defined in Section 3.07 below), then Lender shall not unreasonably withhold its consent to permitting Borrower the sole right to prosecute any such action or proceeding. If an Event of Default exists, Lender shall have the sole and exclusive right to compromise or settle any claim for compensation. All such compensation, awards, damages, claims, rights of action, and proceeds and the right thereto are hereby assigned by Borrower to Lender, and Lender is authorized, at its option, to collect and receive all such compensation, awards, or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, awards, or damages. Lender will be entitled to all compensation, awards, and other payments or relief therefor; provided that if the amount of such compensation, awards, and other payments or relief is equal to or less than the Casualty Benchmark, Borrower may collect same. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Any such compensation, awards, and other payments received by Lender, after deducting therefrom all of Lender's expenses incurred in the collection and administration of such sums, including reasonable attorney's fees actually incurred, shall be applied and disbursed in accordance with Section 3.07 below. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Secured Obligations. Borrower shall file and prosecute or cause to be filed and prosecuted its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be paid over to Lender, and hereby irrevocably authorizes and empowers Lender, in the name of Borrower or otherwise, to collect and receive any such award or payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Borrower shall, upon demand of Lender, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Lender, free and clear of any encumbrances of any kind or nature whatsoever.

--------------------------------------------------------------------------------
                                  Deed of Trust and Security Agreement - Page 10
                                    Wells REIT, LLC - VA I (ABB Office Building)

     3.07. Restoration and Repair of Mortgaged Property. In the event of a casualty or a taking by eminent domain of all or other portion of the Mortgaged Property, the following provisions shall apply in connection with the repair and restoration of the Mortgaged Property (a "Restoration"):

           (a) In the event that (i) the net proceeds of insurance received by Lender as a result of damage or destruction of the Mortgaged Property, or in the case of condemnation, the net amount of all awards and payments received by Lender with respect to such taking, after deduction of Lender's reasonable costs and expenses (including, but not limited to, reasonable legal costs and expenses actually incurred), in collecting the same, whichever the case may be (the "Net Proceeds") do not exceed $250,000.00 (the "Casualty Benchmark"), (ii) the costs of completing the Restoration, as reasonably estimated by Lender, shall be less than or equal to the Casualty Benchmark, (iii) no Event of Default shall have occurred and be continuing, (iv) the Mortgaged Property and the use thereof after the Restoration shall be in compliance with, and permitted under, all Legal Requirements (as defined in the Loan Agreement), (v) such fire or other casualty or taking, as applicable, does not materially impair access to the Land or to the Improvements, then Lender shall disburse the entire Net Proceeds directly to Borrower, and Borrower shall commence and diligently prosecute to completion the Restoration to as nearly as possible the condition the Mortgaged Property was in immediately prior to such fire or other casualty or to such taking or to such other condition as may be agreed upon between Borrower and Lender. Borrower shall segregate the Net Proceeds from other funds of Borrower to be used to pay for the cost of the Restoration in accordance with the terms hereof.

           (b) If the Net Proceeds are greater than the Casualty Benchmark, such Net Proceeds shall be held by Lender in a segregated account to be made available to Borrower for the Restoration in accordance with the provisions of this Section. Borrower shall commence and diligently prosecute to completion the Restoration of the Mortgaged Property (in the case of a taking, to the extent the Mortgaged Property is capable of being restored). The Net Proceeds shall be made available to Borrower for payment of, or reimbursement of Borrower's expenses in connection with, the Restoration, subject to the following conditions:

                (1) No Event of Default shall have occurred and be continuing;

                (2) Lender shall, within a reasonable period to time prior to request for initial disbursement of the Net Proceeds, be furnished with an estimate of the cost of the Restoration accompanied by an independent architect's certification as to such costs and appropriate plans and specifications for the Restoration;

                (3) The Net Proceeds, together with any cash or cash equivalent deposited by Borrower with Lender, are sufficient to cover the cost of the Restoration as such costs are certified by the independent architect;

                (4) Lender shall be satisfied that any operating deficits, including all Monthly Payments, that shall be incurred with respect to


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 11
                                    Wells REIT, LLC - VA I (ABB Office Building)
          the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, shall be covered out of the Net Proceeds or other funds of Borrower;

               (5) Lender shall be satisfied that, upon the completion of the Restoration and related lease-up, the ABB Lease Documents (as defined in the Loan Agreement) shall remain in full force and affect with no abatement of rent except to the extent covered by business interruption insurance and /or condemnation proceeds and the net cash flow and value of the Mortgaged Property shall otherwise be restored to levels that existed prior to such casualty or condemnation;

               (6) The Restoration can reasonably be completed on or before the earlier to occur of (i) six (6) months prior to the maturity of the Note and (ii) the date required pursuant to Legal Requirements (as defined in the Loan Agreement);

               (7) The Mortgaged Property and the use thereof after the Restoration shall be in compliance with, and permitted under, all Legal Requirements; and

               (8) Such fire or other casualty or taking, as applicable, does not materially impair access to the Land or the Improvements.

          (b) The Net Proceeds shall be held by Lender, and until disbursed in accordance with the provisions of this Section, shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or directed by, Borrower from time to time during the course of the Restoration, in accordance with the Loan Agreement as if the Net Proceeds constituted the original proceeds of the Loan.

          (c) Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and Lender's Consultant, which acceptance shall not be unreasonably withheld or delayed more than fifteen (15) days after submission to Lender and Lender's Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and Lender's Consultant's fees, shall be paid by Borrower.

          (d) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by Lender's Consultant, minus a reasonably retainage. The retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section, be less than the amount actually held back by Borrower from contractors, subcontractors, and materialmen engaged in the Restoration. The retainage shall not be released until Lender's Consultant certifies to Lender that the Restoration has been completed in


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 12
                                    Wells REIT, LLC - VA I (ABB Office Building)
     accordance with the provisions of this Section and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or shall be paid in full out of the retainage.

           (e) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by Lender's Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section shall constitute additional security for the Obligations.

           (f) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after Lender's Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and be continuing.

           (g) Any Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to the preceding subsection shall be retained and applied by Lender toward the payment of the Obligations, whether or not then due and payable, in such order, priority, and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same shall be paid, either in whole or in part, to Borrower.

     3.08. Care of Mortgaged Property.

     (a) Borrower will preserve and maintain the Mortgaged Property in good condition and repair, will not commit or suffer any waste, and will not do or suffer to be done anything that will increase the risk of fire or other hazard to the Mortgaged Property or any part thereof. Borrower will maintain the insurance required by the Loan Agreement. Lender is hereby authorized to enter upon and inspect the Mortgaged Property at any time during normal business hours. Borrower will comply promptly with all present and future laws, ordinances, rules, and regulations of any governmental authority affecting the Mortgaged Property or any part thereof, including, without limitation, the Americans with Disabilities Act and regulations thereunder, and all laws, ordinances, rules and regulations relating to zoning, building codes, set back requirements, and environmental matters.

     (b) No Improvements, Equipment, or other part of the Mortgaged Property shall be removed, demolished, or substantially altered without the prior written consent of Lender. Borrower may, free from the lien and security interest of this Security Instrument, sell or consume Inventory in the ordinary course of business and, provided no Default or Event of Default then exists, sell or otherwise dispose of Equipment that might become worn out, undesirable, obsolete, disused or unnecessary for use in the operation of the Mortgaged Property upon replacing the same by, or


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 13
                                    Wells REIT, LLC - VA I (ABB Office Building)
substituting for the same, other Equipment not necessarily of the same character, but of at least equal value to Borrower and costing not less than the amount realized from the Equipment sold or otherwise disposed of, which shall forthwith become, without further action, subject to the lien and security interest of this Security Instrument.

     (c) If the Mortgaged Property or any part thereof is damaged by fire or any other Vcause or through condemnation, Borrower will give immediate written notice of the same to Lender. Upon the occurrence of any such casualty or condemnation and provided that Lender makes any insurance proceeds or condemnation awards collected as a result of such casualty or condemnation available to Borrower pursuant to the provisions of the Loan Agreement, then Borrower will restore promptly the Mortgaged Property to the equivalent of its original condition, regardless of whether such insurance proceeds or condemnation awards shall be sufficient in amount therefor.

     3.09. Leases and Management Agreements. Borrower shall not, without the prior written consent and approval of Lender, enter into any Lease or permit any tenancy of or affecting the Mortgaged Property except for Leases conforming to the requirements of the Loan Agreement, or enter into or permit any management agreement, of or affecting the Mortgaged Property, except as expressly permitted by the Loan Agreement.

     3.10. Expenses. Borrower will pay or reimburse Lender for all reasonable attorneys' fees, costs and expenses incurred by Lender in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which Lender is made a party, or appears as party plaintiff or defendant, affecting the Secured Obligations, this Security Instrument or the interest created herein, or the Mortgaged Property, including but not limited to the exercise of any power of sale of this Security Instrument, any condemnation action involving the Mortgaged Property, any dispute or other matter involving a Lease or any tenant thereunder, or any action to protect the security hereof, and any such amounts paid by Lender shall be added to the Secured Obligations.

     3.11. Further Assurances; After Acquired Mortgaged Property. At any time, and from time to time, upon request by Lender, Borrower will make, execute and deliver or cause to be made, executed and delivered, to Lender, any and all other further instruments, certificates, and other documents as may, in the reasonable opinion of Lender, be necessary or desirable to (i) perfect and protect the lien and security interest created or purported to be created hereby, (ii) enable Lender to exercise and enforce any and all rights and remedies hereunder in respect of the Mortgaged Property, or (iii) effect otherwise the purposes of this Security Instrument, including, without limitation, (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Lender might request to perfect and preserve the security interest created by this Security Instrument as a first and prior security interest upon and security title in and to all of the Mortgaged Property, whether now owned or hereafter acquired by Borrower, (B) if certificates of title are now or hereafter issued or outstanding with respect to any of the Mortgaged Property, by immediately causing the interest of Lender to be properly noted thereon at Borrower's expense, and (C) furnishing to Lender from time to time statements and schedules further identifying and describing the Mortgaged Property and such other reports in connection with the Mortgaged Property as Lender might request, all in reasonable detail. Upon any failure by Borrower so to do, Lender may make, execute, and record any and all such instruments, certificates, and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender the agent and attorney in fact of Borrower so to do, which power of attorney is coupled with an interest and irrevocable. The lien and security interest hereof shall attach automatically without any further act or deed required of Borrower or Lender to all after-acquired property of the kind described


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 14
                                    Wells REIT, LLC - VA I (ABB Office Building)
herein attached to or used in connection with the operation of the Mortgaged Property or any part thereof.

     3.12. Indemnification of Expenses.

     (a) Borrower will pay, reimburse, and indemnify Trustee and Lender for all reasonable attorney's fees, costs, and expenses incurred by Trustee or Lender in any suit, action, trial, appeal, bankruptcy or other legal proceeding or dispute of any kind in which Trustee or Lender is made a party or appears as party plaintiff or defendant, affecting the Secured Obligations, this Security Instrument or the interests created herein, or the Mortgaged Property, or any appeal thereof, including, but not limited to, any foreclosure action, any condemnation action involving the Mortgaged Property or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against Borrower, any lessee of the Mortgaged Property (or any part thereof), or any guarantor of any of the Secured Obligations, and any such amounts paid by Trustee or Lender shall be added to the Secured Obligations and shall be secured by this Security Instrument. Borrower will indemnify and hold Trustee and Lender harmless from and against all claims, damages, and expenses, including reasonable attorney's fees and court costs, resulting from any action by a third party against Trustee or Lender relating to this Security Instrument or the interests created herein, or the Mortgaged Property, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of any national, state or local law, rule or regulation, provided Borrower shall not be required to indemnify Trustee or Lender for matters directly and solely caused by the willful misconduct or gross negligence of Trustee or Lender or for matters occurring after the title to the Mortgaged Property is for any reason transferred to Lender.

     (b) Borrower acknowledges that it has undertaken the obligation to pay all intangibles taxes and documentary taxes now or hereafter due in connection with the Secured Obligations and the Loan Documents, and Borrower agrees to indemnify and hold Lender harmless from any intangibles taxes and documentary stamp taxes, and any interest or penalties, that Lender might hereafter be required to pay in connection with the Secured Obligations or Loan Documents. The agreements of this subsection (b) shall expressly survive satisfaction of this Security Instrument and the repayment of the Secured Obligations.

     3.13. Estoppel Certificates.

     (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in such statement, there are no Defaults or Events of Default under the Note, the Loan Agreement, or this Security Instrument, (vii) that the Note, the Loan Agreement, and this Security Instrument are valid, legal and binding obligations and have not modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the Secured Obligations and, if any are alleged to exist, a detailed description thereof,
(ix) that all Leases are in full force and effect and (provided the Mortgaged Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 15
                                    Wells REIT, LLC - VA I (ABB Office Building)
consistent with the amounts required under each Lease, and (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the Secured Obligations, the Mortgaged Property or this Security Instrument.

     (b) If requested by Lender, Borrower shall use commercially reasonable efforts to obtain and promptly deliver to Lender, duly executed estoppel certificates from any one or more tenants as required by Lender attesting to such facts regarding the Leases as Lender may require, including, but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder or on the part of any party, that none of the Rents have been paid more than one month in advance, except as security, and that the tenant claims no defense or offset against the full and timely performance of its obligations under the Lease.

     3.14. Splitting of Security Instrument. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Mortgaged Property upon written request of Lender, shall execute, acknowledge and deliver to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount secured by this Security Instrument, and containing terms, provisions and clauses no less favorable to Borrower than those contained herein and in the Note, and such other documents and instruments as may be required by Lender to effect the splitting of the Note and this Security Instrument.

     3.15. Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

     3.16. Subrogation. Lender shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid by Lender in order to protect or preserve the Mortgaged Property and the value thereof as security for Secured Obligations.

     3.17. Limit of Validity. To the extent the fulfillment of any provision of this Security Instrument at the time such provision is to be performed shall involve transcending the limit of validity presently prescribed by any applicable usury or similar law, the obligation to be fulfilled under such provision shall ipso facto be reduced to the limit of such validity.

     3.18.  Hazardous Material.

     (a) Borrower hereby represents and warrants to Lender that, as of the date hereof Borrower has received no written notice (i) that the Mortgaged Property is in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Hazardous Material Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq. and 40 CFR (S)302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 16
                                    Wells REIT, LLC - VA I (ABB Office Building)

U.S.C. (S)6901 et seq.), The Federal Water Pollution Control Act (33 U.S.C.
(S)1251 et seq. and 40 CFR (S)116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C. (S)1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; and any similar laws and regulations of the state having jurisdiction over the Mortgaged Property; (ii) of any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Hazardous Material Laws (collectively, "Hazardous Material") are located on or have been handled, generated, stored, processed or disposed of on or released or discharged at, onto or under from the Mortgaged Property (including underground contamination) except for those substances used by Borrower in the ordinary course of its business and in compliance with all Hazardous Material Laws; (iii) that the Mortgaged Property is subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Material; (iv) of any existing or closed underground storage tanks or other underground storage receptacles for Hazardous Material located on the Mortgaged Property; (v) of any investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Hazardous Material Laws with respect to any condition, use or operation of the Mortgaged Property nor does Borrower know of any basis for such a claim; and (vi) of any claim by any party that any use, operation or condition of the Mortgaged Property violates any Hazardous Material Laws.

     (b) Borrower shall keep or cause the Mortgaged Property to be kept free from Hazardous Material (except those substances used by Borrower or tenants of the Mortgaged Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) and in compliance with all Hazardous Material Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Material (except those substances used by Borrower or tenants of the Mortgaged Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) by all lessees of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Security Instrument, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

     (c) Borrower shall promptly notify Lender if Borrower shall become aware of the possible existence of any Hazardous Material (except those substances used by Borrower or tenants of the Mortgaged Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) on the Mortgaged Property or if Borrower shall become aware that the Mortgaged Property is or may be in direct or indirect violation of any Hazardous Material Laws. Further, immediately upon receipt of the same, Borrower shall deliver to Lender copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments received by Borrower pertaining to the actual, alleged or potential presence or existence of any such Hazardous Material at, on, about, under, within, near or in connection with the Mortgaged Property. Borrower shall, promptly and when and as required by any Hazardous Material Laws, at Borrower's sole cost and expense, take, or cause Lessee to take, all actions as shall be necessary or advisable for the clean-up of any and all portions of the Mortgaged Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Hazardous Material Laws (and in all events in a manner satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender, all clean-up, administrative and enforcement costs of applicable governmental agencies


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 17
                                    Wells REIT, LLC - VA I (ABB Office Building)
which may be asserted against the Mortgaged Property. In the event Borrower fails to do so, Lender may, but shall not be obligated to, cause the Mortgaged Property or other affected property to be freed from any Hazardous Material (except those substances used by Borrower or tenants of the Mortgaged Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) or otherwise brought into conformance with Hazardous Material Laws and any and all costs and expenses incurred by Lender in connection therewith, together with interest thereon at the Default Rate (as defined in the Loan Agreement) from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Security Instrument and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Borrower hereby grants to Lender and its agents and employees access to the Mortgaged Property and a license to remove any Hazardous Material (except those substances used by Borrower or tenants of the Mortgaged Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) and to do all things Lender shall deem necessary to bring the Mortgaged Property in conformance with Hazardous Material Laws. Borrower covenants and agrees, at Borrower's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Lender), and hold Lender harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Lender or the Mortgaged Property, and arising directly or indirectly from or out of (i) the presence, release or threat of release of any Hazardous Material on, in, under or affecting all or any portion of the Mortgaged Property or any surrounding areas, regardless of whether or not caused by or within control of Borrower; (ii) the violation of any Hazardous Material Laws relating to or affecting the Mortgaged Property, caused by Borrower; (iii) the failure by Borrower to comply fully with the terms and conditions of this Section; (iv) the breach of any representation or warranty contained in this Section; or (v) the enforcement of this Section, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Material from all or any portion of the Mortgaged Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Material on, in, under or affecting any portion of the Mortgaged Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Hazardous Material Laws in connection with all or any portion of the Mortgaged Property or any surrounding areas. The indemnity set forth in this Section shall also include any diminution in the value of the security afforded by the Mortgaged Property or any future reduction in the sales price of the Mortgaged Property by reason of any matter set forth in this Section. Lender's rights under this paragraph shall survive payment in full of the Secured Obligations and shall be in addition to all other rights of Lender under this Security Instrument, the Loan Agreement, the Note and the other Loan Documents. The foregoing indemnity shall specifically not include any such costs relating to Hazardous Materials that are initially placed on, in or under the Mortgaged Property after title thereto is for any reason transferred to Trustee or Lender, or which result directly and solely from the willful misconduct or gross neglect of Trustee or Lender.

     (d) Upon Lender's request, at any time after the occurrence and during the continuation of an Event of Default hereunder or at such other time as Lender has reasonable grounds to believe that Hazardous Material (except those substances used by Borrower or tenants of the Mortgaged


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 18
                                    Wells REIT, LLC - VA I (ABB Office Building)

Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) are or have been released, stored or disposed of on or around the Mortgaged Property or that the Mortgaged Property may be in violation of the Hazardous Material Laws, Borrower shall provide, at Borrower's sole cost and expense, an inspection or audit of the Mortgaged Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender indicating the presence or absence of Hazardous Material on the Mortgaged Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Lender in writing indicating the presence or absence of friable asbestos or substances containing asbestos on the Mortgaged Property. If Borrower fails to provide such inspection or audit within forty-five (45) days after such request, Lender may order the same, and Borrower hereby grants to Lender and its employees and agents access to the Mortgaged Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Security Instrument and by all of the other Loan Documents.

     (e) Without limiting the foregoing, where recommended by a "Phase I" or "Phase II" assessment (an "Environmental Report"), Borrower shall establish and comply with an operations and maintenance program relative to the Mortgaged Property, in form and substance acceptable to Lender, prepared by an environmental consultant acceptable to Lender, which program shall address any Hazardous Material (including asbestos containing material or lead based paint) that may now or in the future be detected on the Mortgaged Property. Without limiting the generality of the preceding sentence, Lender may require (i) periodic notices or reports to Lender in form, substance and at such intervals as Lender may specify to address matters raised in the Environmental Report,
(ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Borrower's sole expense, supplemental examination of the Mortgaged Property by consultants specified by Lender to address matters raised in the Environmental Report, (iv) access to the Mortgaged Property, by Lender, its agents or servicer, to review and assess the environmental condition of the Mortgaged Property and Borrower's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

     (f) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified under this Section, Lender shall notify Borrower in writing thereof and Borrower shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Borrower of such matter shall not impair or reduce the obligations of Borrower hereunder. Lender shall have the right, at the expense of Borrower (which expense shall be included in the costs described in subsection (c) above), to employ separate counsel in any such action and to participate in the defense thereof. In the event Borrower shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Borrower to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in costs described in subsection (c) above and Borrower shall pay the same as provided in this Section. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 19
                                    Wells REIT, LLC - VA I (ABB Office Building)

                  Article IV - Events of Default and Remedies

     4.01. Events of Default. As used in this Security Instrument, the term "Event of Default" shall mean the occurrence of any one or more of the following events:

           (a) The default or failure of Borrower properly and timely to comply with the terms and conditions of this Security Instrument that is not cured within applicable cure periods set forth herein or, if no cure period is specified therefor, is not cured within thirty (30) days after notice is sent by Lender to Borrower specifying such default;

           (b) The occurrence of any Event of Default (as therein defined) under the Loan Agreement, the Note, or any of the other Loan Documents and not cured within any applicable cure period; or

           (c) The sale, transfer, lease, assignment, or other disposition, voluntarily or involuntarily, of the Mortgaged Property, or any part thereof or any interest therein, including a sale or transfer in lieu of condemnation, or, except for Permitted Encumbrances, any further encumbrance of the Mortgaged Property, unless expressly permitted by the Loan Agreement or unless the prior written consent of Lender is obtained (which consent may be withheld with or without cause in Lender's discretion).

     4.02. Acceleration of Maturity. If an Event of Default has occurred, Lender may declare all of the Secured Obligations to be forthwith due and payable, whereupon all the Secured Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may immediately enforce payment of all such amounts and exercise any or all of its rights and remedies under this Security Instrument, the Loan Agreement, and the other Loan Documents. No delay or omission on the part of Lender to exercise such option when entitled so to do shall be considered as a waiver of such right.

     4.03. Right of Lender to Enter and Take Possession.

     (a) If an Event of Default has occurred, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Mortgaged Property and, if and to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Mortgaged Property without the appointment of a receiver or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and take possession of the books, papers and accounts of Borrower.

     (b) If Borrower shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of the Mortgaged Property to Lender. Borrower will pay to Lender, upon demand, all expenses of obtaining such judgment or decree, including compensation to Lender, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Secured Obligations and shall be secured by this Security Instrument.


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 20
                                    Wells REIT, LLC - VA I (ABB Office Building)

     (c) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time (i) make all necessary and proper repairs, renewals, replacements, additions, betterments, and improvements thereto and purchase or otherwise acquire additional fixtures, personalty, and other property; (ii) insure or keep the Mortgaged Property insured; (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of Borrower, in its name or otherwise, with respect to the same, and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Lender, all as Lender may from time to time determine to be to its best advantage. Lender may collect and receive all Rents and Accounts, including those past due as well as those accruing thereafter, and after deducting (aa) all expenses of taking, holding, managing, and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions, (cc) the cost of such insurance, (dd) such taxes, assessments, and other charges as Lender may reasonably determine to pay, (ee) other proper charges upon the Mortgaged Property or any part thereof, and (ff) the compensation and expenses of attorneys and agents of Lender, Lender shall apply the remainder of the money so received to the other Secured Obligations in such order, priority, and proportions as Lender may elect. Lender's sole duty with respect to the custody, safekeeping, and physical preservation of the Mortgaged Property shall be to deal with it in the same manner as Lender deals with similar property for its own account. For the purpose of carrying out the provisions of this Section, Borrower hereby constitutes and appoints Lender the true and lawful attorney in fact of Borrower, which power of attorney is coupled with an interest and irrevocable, to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney in fact on the Mortgaged Property. Anything in this Section to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of any exercise by Lender of its rights under this Security Instrument, and Lender shall be liable to account only for the Rents actually received by Lender.

     (d) Whenever all the Secured Obligations shall have been paid and all Events of Default shall have been cured, Lender shall surrender possession of the Mortgaged Property to Borrower and its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

     4.04. Performance by Lender. If Borrower defaults in the payment of any tax, lien, assessment, or charge levied or assessed against the Mortgaged Property, or in the payment of any utility charge, whether public or private, or in the payment of any insurance premium, or in the procurement of insurance coverage and the delivery of the insurance policies required in the Loan Agreement, or in the performance or observance of any other covenant, condition, or term of this Security Instrument, then Lender, at its option, may perform or observe the same, and all payments made or costs incurred by Lender in connection therewith shall constitute Secured Obligations and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at the Default Rate specified in the Loan Agreement. Lender shall be the sole judge of the legality, validity, and priority of any such tax, lien, assessment, charge, claim, and premium, of the necessity for any such actions, and of the amount necessary to be paid in connection therewith. Lender is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition, or term, without thereby becoming liable to Borrower.


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 21
                                    Wells REIT, LLC - VA I (ABB Office Building)

     4.05. Appointment of a Receiver. If an Event of Default has occurred, Lender, upon application to a court of competent jurisdiction, shall be entitled, without regard to the adequacy of any security for the Secured Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect the rents, profits, issues and revenues thereof. Borrower will pay to Lender upon demand all expenses, including, without limitation, all receivers' fees, reasonable attorneys' fees, and agent's compensation, incurred pursuant to the provisions of this Section, and all such expenses shall constitute Secured Obligations.

     4.06. Power of Sale. If an Event of Default shall have occurred, Trustee shall, upon request of Lender, sell the Mortgaged Property (or, if the Mortgaged Property shall consist of more than one parcel, such parcel or parcels thereof as Lender may select) for cash or upon such terms and conditions as they may deem expedient, and at such time as they may consider advisable, at public auction at the Mortgaged Property, in front of the Circuit Court building of the city or county in which the Mortgaged Property is located, or such other place within the city or county in which the Mortgaged Property is located, after giving notice thereof to Borrower by having first advertised the time, place and terms of sale for five (5) successive times, which may be five (5) successive days, in a newspaper having a general circulation in the county or city in which the Mortgaged Property or some portion thereof is located; provided, however, that such sale must not be held earlier than eight (8) days following the first advertisement nor more than thirty (30) days following the last advertisement. A copy of the notice of sale shall be sent by certified mail to Borrower no less than fourteen (14) days prior to the date of sale. Trustees shall have the right to make further public advertisement as they deem advisable. Trustee shall apply the proceeds of any such sale as provided in Section 55-59.4.3 of the Code of Virginia, as amended. At any sale made under the terms hereof, Trustee may require from each bidder, before his bid is received, a deposit of not more than ten percent (10%) of the sale price. Prior to or at the time of the sale, Trustee may, in its discretion, postpone the sale, in which event notice of such postponement shall be published in the same manner as the original advertisement of sale or as otherwise required by Virginia law. Trustee's commission in the event of advertisement, but payment before sale, shall be reasonable fees not in excess of two and one-half percent (2 1/2%) of the outstanding Secured Obligations. The exercise of the power of sale hereunder by Trustee on one or more occasions shall not be deemed to extinguish the power of sale which power of sale shall continue in full force and effect until all of the Mortgaged Property shall have been finally sold and property conveyed to the purchasers at the sales. Trustee shall deliver to the purchaser at any such trustee's sale its deed, without warranty, which shall convey to the purchaser the interest in the Mortgaged Property which Borrower has or has the power to convey at the time of the execution of the Security Instrument, and such as it may have acquired hereafter. The Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all the requirements of law and of this Security Instrument, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value.

     4.07. Lender's Power of Enforcement. If an Event of Default has occurred, Lender may, either with or without entry or taking possession as hereinabove provided or otherwise and in lieu of or in addition to exercising any power of sale hereinafter given in this Security Instrument, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term thereof or any other right,
(ii) to foreclose this Security Instrument and to sell the Mortgaged Property as provided by law or in equity, and (iii) to pursue any other remedy available to it, all as Lender shall deem most effectual for such purposes. Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as Lender may determine.


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 22
                                    Wells REIT, LLC - VA I (ABB Office Building)

     4.08. UCC Remedies. This Security Instrument is a "security agreement" within the meaning of the UCC. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Mortgaged Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Borrower, as security for the Secured Obligations, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the UCC (said portion of the Mortgaged Property so subject to the UCC being referred to in this Security Instrument as the "Collateral"). If an Event of Default occurs, Lender may exercise, in addition to all other rights and remedies granted to it in this Security Instrument and in any other Loan Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral , or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived or released. Borrower further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Borrower's premises or elsewhere. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten
(10) days before such sale or other disposition.

     4.09. Purchase by Lender. Upon any foreclosure or other sale of or any portion of the Mortgaged Property, Lender may bid for and purchase the Mortgaged Property or any part thereof and shall be entitled to apply all or any part of the Secured Obligations as a credit to the purchase price.

     4.10. Application of Proceeds of Sale. Any purchase money, proceeds, and avails of any sale or other disposition of the Mortgaged Property, or any part thereof, or any other sums collected by Lender pursuant to this Security Instrument, the Note, or the other Loan Documents may be applied by Lender to the payment of the Secured Obligations in such priority and proportions as Lender in its discretion shall deem proper.

     4.11.   Borrower as Tenant Holding Over.   If any sale of the Mortgaged
Property or any part thereof occurs pursuant to this Security Instrument, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

     4.12. Discontinuance of Proceedings; Restoration of Parties. If Lender proceeds to enforce any right of remedy under this Security Instrument by receiver, entry, or otherwise and such proceedings are discontinued or abandoned for any reason or are determined adversely to Lender, then and in every such case Borrower and Lender shall be restored to their former positions and


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 23
                                    Wells REIT, LLC - VA I (ABB Office Building)
rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken.

     4.13. Remedies Cumulative. No right, power, or remedy conferred upon or reserved to Lender by this Security Instrument or any of the other Loan Documents is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given under this Security Instrument, any such other Loan Document, or now or hereafter existing at law or in equity or by statute. The exercise by Lender of any such right, power, and remedy shall not operate as an election of remedies by Lender and shall not preclude the exercise by Lender of any or all other such rights, powers, or remedies. If the sale of all or any part of the Mortgaged Property is permitted hereunder, then such sale of the Mortgaged Property may be in one or more parcels and in such manner and order as Lender, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of an Event of Default shall not be exhausted by any one or more sales, but other and successive sales may be made until all of the Mortgaged Property has been sold or until the Secured Obligations have been fully satisfied.

     4.14. Waiver of Appraisement, Valuation, Exemption, Etc. Borrower agrees, to the full extent permitted by law, that in case of an Event of Default hereunder, neither Borrower nor anyone claiming through or under Borrower will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, exemption, or laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Instrument, or the absolute sale of the Mortgaged Property or any part thereof, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Borrower, for itself and all who may at any time claim through or under Borrower, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the lien and security interest of this Security Instrument marshaled upon any foreclosure or sale under the power herein granted.

     4.15.   Suits to Protect the Mortgaged Property.  Lender shall have power
(i) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Security Instrument, (ii) to preserve or protect its interest in the Mortgaged Property and in the Rents, and (iii) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule, or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule, or order would impair the security hereunder or be prejudicial to the interest of Lender.

     4.16. Delay or Omission No Waiver. No delay or omission of Lender or of any holder of the Note to exercise any right, power, or remedy accruing upon any Event of Default shall exhaust or impair any such right, power, or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein, and every right, power, and remedy given by this Security Instrument to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

     4.17. No Waiver of Event of Default to Affect Another, etc. No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent or any other then existing Event of Default or shall impair any rights, powers, or remedies consequent thereon. If Lender (i) grants forbearance or an extension of time for the payment of any of the Secured Obligations, (ii) takes other or additional security for the payment of the Secured Obligations, (iii) waives or does not


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 24
                                    Wells REIT, LLC - VA I (ABB Office Building)
exercise any right granted in the Note, this Security Instrument, or any of the other Loan Documents, (iv) releases any part of the Mortgaged Property from the lien and interest of this Security Instrument or otherwise changes any of the terms of the Note, this Security Instrument, or any of the other Loan Documents,
(v) consents to the filing of any map, plat, or replat pertaining to the Mortgaged Property, (vi) consents to the granting of any easement or license affecting the Mortgaged Property, or (vii) makes or consents to any agreement subordinating the lien and interest of this Security Instrument, then any such act or omission shall not release, discharge, modify, change, or affect the original liability under the Note, this Security Instrument, or otherwise of Borrower or any subsequent purchaser of the Mortgaged Property or any part thereof, or any maker, co-signer, endorser, surety, or guarantor, nor shall any such act or omission preclude Lender from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other Event of Default then made or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Lender, shall the lien and security interest of this Security Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Lender, at its option, without notice to any person or entity, hereby is authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the Secured Obligations, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

     4.18. Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower or its creditors or property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount due and payable by Borrower under this Security Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.


              Article V - Financing Statements and Fixture Filing

     5.01. Financing Statements. Borrower covenants and agrees to execute, file, and refile such financing statements, continuation statements, or other documents as Lender shall require from time to time with respect to the Collateral. Borrower agrees that the filing of financing statement(s) in the records normally having to do with the Collateral shall not in any way affect the agreement of Borrower that everything used in connection with the production of income from the Mortgaged Property or adapted for use therein or that is described or reflected in this Security Instrument is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be, regarded as part of the Land conveyed hereby regardless of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Security Instrument, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any insurance policy, (bb) any award in condemnation proceedings for taking or for loss of value, or (cc) Borrower's interest as lessor in any present or future Leases or Rents shall not in any way alter any of the rights of Lender as determined by this Security Instrument or affect the priority of Lender's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement(s) is solely for the protection of Lender in the event any court shall at any time hold, with respect to the foregoing items (aa), (bb), or (cc), that notice of


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 25
                                    Wells REIT, LLC - VA I (ABB Office Building)

Lender's priority of interest, to be effective against a particular class of persons, must be filed in the UCC records. This Security Instrument may be filed as a financing statement in any office where Lender deems such filing necessary or desirable, and Borrower will promptly upon demand reimburse Lender for the costs therefor.

     5.02. Fixture Filing. To the extent that the Mortgaged Property includes items of personal property that are or are to become fixtures under applicable law, and to the extent permitted under applicable law, the filing of this Security Instrument in the real estate records of the county in which such Mortgaged Property is located shall also operate from the time of filing as a fixture filing with respect to such Mortgaged Property, and the following information is applicable for the purpose of such fixture filing:

     (1)    Name and address of the debtor:

               Wells REIT, LLC - VA I
               c/o Wells Real Estate Funds
               6200 Corners Parkway
               Suite 250
               Norcross, Georgia 30092


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 26
                                    Wells REIT, LLC - VA I (ABB Office Building)

     (2)   Name and address of the secured party:

               SouthTrust Bank, National Association
               P.O. Box 2554
               Birmingham, Alabama 35290

     (3) This documents covers goods or items of personal property which are or are to become fixtures upon the real estate described herein.

     (4) The name of the record owner of the real estate on which such fixtures are or are to be located is Wells REIT, LLC - VA I.


                            Article VI - Defeasance

     6.01. Defeasance Upon Payment of the Secured Obligations. This Security Instrument shall cease, terminate, and thereafter be of no further force and effect in the event that all of the Secured Obligations shall have been paid, performed, and satisfied in full. Upon such termination and at Borrower's request and expense, Lender shall execute, acknowledge, and deliver to Borrower an instrument, in proper form for recording, without warranty, releasing the lien and security interest of this Security Instrument and reconveying to Borrower the Mortgaged Property.

     6.02. [Intentionally Omitted]

                      Article VII - Local Law Provisions

     7.01. Inconsistencies. In the event of any inconsistencies or dichotomies between the terms and conditions of this Article VII and the other provisions of this Security Instrument, the terms and conditions of this Article VII shall be controlling.

     7.02. Local Law Provisions. Notwithstanding anything to the contrary herein, this Security Instrument is made under and pursuant to the provisions of the Code of Virginia (the "Code"), Sections 55-59, 55-59.1 through 55-59.4, 55-60, 26-49 and 55-58.2, as amended, and shall be construed to impose and confer upon the parties hereto and Lender all rights, duties, and obligations prescribed by said Sections 55-59, 55-59.1 through 55-59.4, 55-60, 26-49, and 55-58.2, as amended, except as herein otherwise restricted, expanded or changed, including, without limitation, the following rights, duties and obligations described in short form and incorporated herein by reference pursuant to Section 55-59.2 and 55-60 of the Code:

           (i)   All exemptions are hereby waived.

           (ii)  Subject to all (call) on default.

           (iii) Renewal, extension, or reinstatement permitted.

           (iv)  Substitution of trustee permitted.

           (v)   Any trustee may act.


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 27
                                    Wells REIT, LLC - VA I (ABB Office Building)

           7.03. Commercial Purpose. Borrower hereby represents and warrants that it is a business or commercial organization organized for the purpose of holding, developing and managing real estate for profit within the meaning of
Section 6.1-330.76 of the Code of Virginia and further represents and warrants that the loan was made and transacted solely for the purpose of carrying on or acquiring a business or commercial investment.


                       Article VIII - Document Protocols

     This Security Instrument is governed by the Document Protocols set forth in Exhibit A attached to the Loan Agreement, which are specifically incorporated herein as if fully set forth herein.


                     Article IX - Deed of Trust Provisions

     9.01. Concerning Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created. Trustee shall not be answerable or accountable hereunder except for its own willful misconduct or gross negligence, and Borrower agrees to indemnify, defend and hold Trustee harmless from and against any cost, loss, damage, liability or expense (including, without limitation, reasonable attorney's fees and disbursements) which Trustee may incur or sustain in the exercise or performance of its powers and duties hereunder. Trustee hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving at least thirty (30) days' notice to Borrower and Lender. In the event of the death, removal, resignation, refusal or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded, and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

     9.02. Trustee's Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder, and all such costs, fees and expenses shall be secured by this Security Instrument.

     9.03. Certain Rights. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, which is believed by Trustee in good faith to be genuine.


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 28
                                    Wells REIT, LLC - VA I (ABB Office Building)

     9.04. Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

     9.05. Perfection of Appointment. If any deed, conveyance or other instrument of any nature be required from Borrower by Trustee or any substitute trustee to more fully and certainly vest in and confirm to Trustee or such substitute trustee the estates rights, powers, and duties conferred hereunder unto Trustee, then, upon request by Trustee or such substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower at its sole expense.

     9.06. Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the predecessor trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all of the estates, properties, rights, powers and trusts of such predecessor trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such trustee to such substitute trustee.

     9.07. Conveyance by Trustee. Upon receipt by Trustee of written notice from Lender that the Secured Obligations have been fully paid as provided in
Section 6.01 above, Trustee shall reconvey the Mortgaged Property, without warranty, to Borrower or such Person or Persons lawfully entitled thereto.



           [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 29
                                    Wells REIT, LLC - VA I (ABB Office Building)

     IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be signed and sealed by its duly authorized representative as of the day and year first above written.

                                    WELLS REIT, LLC - VA I, a Georgia limited liability company

                                    By:  Wells Real Estate Investment
                                    Trust, Inc.,
                                         a Maryland corporation
                                         Its Sole Manager

                                         By: /s/ Leo F. Wells, III
                                            ------------------------------------
                                         Name: Leo F. Wells, III
                                              ----------------------------------
                                         Title: President
                                               ---------------------------------

                                                          [Affix corporate seal]
                                Acknowledgment

STATE OF GEORGIA  )
                  )
COUNTY OF GWINNETT)

     The foregoing instrument was acknowledged and signed before me this 15/th/ day of December, 1999, by Leo F. Wells, III as President, of Wells Real Estate Investment Trust, Inc., a Maryland corporation, which is the sole manager Wells REIT, LLC - VA I, a Georgia limited liability company.

     My commission expiry:   4-21-2003


                              Notary Public: /s/ Judith Ann Miller
                                            ------------------------------------


________________________________________________________________________________
                                  Deed of Trust and Security Agreement - Page 30
                                    Wells REIT, LLC - VA I (ABB Office Building)